                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

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                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

                DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):
                                 OCTOBER 4, 2006

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                                  333-104875-05
                   (COMMISSION FILE NUMBER OF ISSUING ENTITY)

                    HONDA AUTO RECEIVABLES 2005-2 OWNER TRUST
               (EXACT NAME OF REGISTRANT SPECIFIED IN ITS CHARTER)

                                   333-104875
                      (COMMISSION FILE NUMBER OF DEPOSITOR)

                        AMERICAN HONDA RECEIVABLES CORP.
              (EXACT NAME OF DEPOSITOR AS SPECIFIED IN ITS CHARTER)

                       AMERICAN HONDA FINANCE CORPORATION
               (EXACT NAME OF SPONSOR AS SPECIFIED IN ITS CHARTER)

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                   DELAWARE                       20-6478742
         (STATE OR OTHER JURISDICTION           (I.R.S EMPLOYER
               OF INCORPORATION)              IDENTIFICATION NO.)

     AMERICAN HONDA RECEIVABLES CORP.
          20800 MADRONA AVENUE
              TORRANCE, CA                           90503
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)          (ZIP CODE)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (310) 972-2511

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_]  Written communications pursuant to Rule 425 under the Securities Act (17
     CFR 230.425)

[_]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
     240.14a-12)

[_]  Pre-commencement communications pursuant to Rule 14d-2(b) under the
     Exchange Act (17 CFR 240.14d-2(b))

[_]  Pre-commencement communications pursuant to Rule 13e-4(c) under the
     Exchange Act (17 CFR 240.13e-4(c))

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ITEM 6.02. CHANGE OF SERVICER OR TRUSTEE.

          On October 1, 2006, the sale by JPMorgan Chase Bank, N.A. of select portions of the corporate trust business, including municipal and corporate and structured finance trusteeships, to The Bank of New York was closed. As a result of this sale, on October 4, 2006 The Bank of New York became the successor indenture trustee (the "Indenture Trustee") pursuant to the terms and conditions set forth in the Indenture dated as of April 1, 2005 (the "Indenture") between
Honda Auto Receivables 2005-2 Owner Trust, as issuer, and JPMorgan Chase Bank,
N.A., as indenture trustee. Because The Bank of New York is also currently acting as owner trustee for this issuer pursuant to the Amended and Restated
Trust Agreement dated April 26, 2005 (the "Trust Agreement") between American
Honda Receivables Corp., as depositor (the "Depositor"), The Bank of New York, as owner trustee, and The Bank of New York (Delaware), as Delaware trustee, the depositor has elected to replace The Bank of New York as owner trustee with U.S.
Bank Trust National Association ("U.S. Bank" or the "Owner Trustee") in order to avoid potential violation of certain provisions of the Trust Indenture Act of
1939. U.S. Bank was appointed as Owner Trustee pursuant to the terms of an
Agreement of Resignation, Appointment and Acceptance dated as of October 6, 2006
(the "Appointment Agreement") among U.S. Bank, The Bank of New York, The Bank of
New York (Delaware) and the Depositor. Pursuant to the terms of the Appointment
Agreement, U.S. Bank will assume the responsibilities of both owner trustee and
Delaware trustee.

          The Bank of New York is a New York banking corporation and will act as the Indenture Trustee under the Indenture and related transaction documents. The
Bank of New York has been, and currently is, acting as indenture trustee and trustee for numerous transactions and programs involving pools of automobile receivables. If no event of default or servicer default has occurred, the
Indenture Trustee is required to perform only those duties specifically required of it under the Indenture. In addition to making distributions to the noteholders, those duties generally are limited to the receipt of the various certificates, reports or other instruments required to be furnished to the
Indenture Trustee under the Indenture, in which case it will only be required to examine them to determine whether they conform to the requirements of the
Indenture under certain circumstances. The Indenture Trustee will also mail each year to all the noteholders, to the extent required by the Trust Indenture Act of 1939, a brief report relating to its eligibility and qualification to continue as Indenture Trustee under the Indenture and other information relating to the receivables. The Indenture Trustee shall not be charged with knowledge of a failure by the servicer to perform its duties under the transaction documents, which failure constitutes an event of default or servicer default, unless a responsible officer of the Indenture Trustee obtains actual knowledge of the failure as specified in the Indenture. The Indenture Trustee will be under no obligation to exercise any of the rights or powers vested in it by the Indenture or to make any investigation of matters arising under the Indenture or to institute, conduct or defend any litigation under the Indenture or in relation thereto at the request, order or direction of any of the noteholders, unless those noteholders have offered to the Indenture Trustee reasonable security or indemnity against the costs, expenses and liabilities that may be incurred by the Indenture Trustee in connection with the exercise of those rights. No noteholder will have any right under the Indenture to institute any proceeding with respect to the Indenture, other than with respect to the failure by the depositor or the servicer, as applicable, to remit payment, unless that noteholder previously has given to the Indenture Trustee written notice and certain other conditions set forth in the Indenture have been met.

          U.S. Bank is a national banking association and a wholly owned subsidiary of U.S. Bancorp. U.S. Bank has provided owner trustee services since the year 2000. As of March 31, 2006, U.S. Bank was acting as owner trustee with respect to over 140 issuances of securities. This portfolio includes mortgage-backed and asset-backed securities. U.S. Bank has acted as owner trustee of automotive receivables asset-backed securities since 2000. As of
March 31, 2006, U.S. Bank was acting as owner trustee on 19 issuances of automotive receivables asset-backed securities.

          The Owner Trustee is required to perform only those duties specifically required of it under the Trust Agreement. In addition to making distributions to the certificateholders, those duties generally are limited to the receipt of the various certificates, reports or other instruments required to be furnished to the Owner Trustee under the Trust Agreement, in which case it will only be required to examine them to determine whether they conform to the requirements of the Trust Agreement. The Owner Trustee shall not

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be charged with knowledge of a failure by the servicer to perform its duties under the Trust Agreement or related transaction documents, which failure constitutes a servicer default, unless a responsible officer of the Owner
Trustee obtains actual knowledge of the failure as specified in the Trust
Agreement. The Owner Trustee will be under no obligation to exercise any of the rights or powers vested in it by the Trust Agreement or to make any investigation of matters arising under the Trust Agreement or to institute, conduct or defend any litigation under the Trust Agreement or in relation thereto at the request, order or direction of any of the certificateholders, unless those certificateholders have offered to the Owner Trustee security or indemnity reasonably satisfactory to the Owner Trustee against the costs, expenses and liabilities that may be incurred by the Owner Trustee in connection with the exercise of those rights. Furthermore, pursuant to the Appointment
Agreement, the Owner Trustee shall have no liability for acts that may have occurred in connection with the role of the owner trustee prior to the appointment of the Owner Trustee.

          The Indenture Trustee or the Owner Trustee may resign at any time, in which event the servicer will be obligated to appoint a successor thereto. The servicer may also remove the Indenture Trustee or the Owner Trustee if either ceases to be eligible to continue as trustee under the Indenture or Trust
Agreement, respectively, becomes legally unable to act or becomes insolvent. In those circumstances, the servicer will be obligated to appoint a successor
Indenture Trustee or Owner Trustee, as applicable. Any resignation or removal of the Indenture Trustee or Owner Trustee and appointment of a successor thereto will not become effective until acceptance of the appointment by the successor.

          The Indenture Trustee and the Owner Trustee will be entitled to indemnification by American Honda Finance Corporation (as custodian of the receivable files or as administrator on behalf of the issuer) and the issuer for, and will be held harmless against, any loss, liability, fee, disbursement or expense (including expenses due to either trustee's removal and/or replacement in accordance with the Indenture or Trust Agreement, as applicable)
incurred by the Indenture Trustee or the Owner Trustee, respectively, not resulting from its own willful misfeasance, bad faith or negligence (in the case of the Indenture Trustee) or gross negligence (in the case of the Owner
Trustee), in each case, other than by reason of a breach of any of its representations or warranties set forth in the Indenture or Trust Agreement, as applicable. Expenses incurred due to the succession of The Bank of New York as
Indenture Trustee on October 4, 2006 will be paid by the respective parties that incurred such expenses and will not be paid from the trust assets. Expenses incurred due to the replacement The Bank of New York by U.S. Bank as Owner
Trustee will be paid by American Honda Finance Corporation, as administrator on behalf of the issuer, in accordance with the Trust Agreement.

ITEM 8.01. OTHER EVENTS.

          In order for U.S. Bank to succeed The Bank of New York as Owner
Trustee, the Depositor, The Bank of New York and The Bank of New York
(Delaware), with the consent of American Honda Receivables Corp. as sole certificateholder, executed Amendment No. 1 to the Trust Agreement, dated
October 6, 2006, permitting the Owner Trustee's principal place of business to be located in New York, Delaware, or such other location to which the Depositor consents in writing. A copy of this Amendment No. 1 in execution form is attached to this Form 8-K.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

          (a)  N/A

          (b)  N/A

          (c)  N/A

          (d)  Amendment No. 1 to Amended and Restated Trust Agreement, dated
               October 6, 2006, by and between American Honda Receivables Corp.,
               The Bank of New York and The Bank of New York (Delaware).

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       HONDA AUTO RECEIVABLES 2005-2 OWNER TRUST
                                       BY: AMERICAN HONDA FINANCE CORPORATION,
                                       AS SERVICER

                                       By: /s/ Paul C. Honda
                                           -------------------------------------
                                           Paul C. Honda
Date: October 6, 2006                      Assistant Vice President

EXHIBIT INDEX:

EXHIBIT NO.   DESCRIPTION OF EXHIBIT
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4.1           Amendment No. 1 to Amended and Restated Trust Agreement, dated
              October 6, 2006, by and between American Honda Receivables Corp.,
              The Bank of New York and The Bank of New York (Delaware)

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